SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:                      July 31, 2002
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                        (Date of earliest event reported)

                           Millennium Chemicals Inc.
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               (Exact Name of Registrant as Specified in Charter)

           Delaware                  1-12091                  22-3436215
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(State of Incorporation)           (Commission              (I.R.S. Employer
                                  File Number)             Identification No.)

                  230 Half Mile Road
              Red Bank, New Jersey  07701                           07701
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       (Address of Principal Executive Offices)                  (Zip Code)

        Registrant's Telephone Number, including area code (732)933-5000
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          (Former Name or Former Address, if Changed Since Last Report)

Item 9.  Regulation FD Disclosure.
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On July 31, 2002, the registrant issued the press release furnished as Exhibit
99.1 and made the investor presentation furnished as Exhibit 99.2.


                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.


Dated:  July 31, 2002

                                 MILLENNIUM CHEMICALS INC.

                                 By: /s/  C. William Carmean
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                                          C. William Carmean
                                          Senior Vice President,
                                          General Counsel and Secretary










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